UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2014

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

225 South Lake Avenue, Suite 1050, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On October 8, 2014, Arrowhead Research Corporation (the “Company”) issued a news release to report that data from a Phase 2a clinical study of ARC-520, its drug candidate being developed as a treatment for chronic hepatitis B, will be presented in a poster session at the 2014 American Association for the Study of Liver Diseases (AASLD) Liver Meeting being held on November 7-11, 2014, in Boston.

A copy of the news release and the abstract for the poster are attached as Exhibit 99.1 and 99.2 this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	News Release dated October 8, 2014

99.2	Abstract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2014

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer